Exhibit 99.1


 [ICG LOGO]

                  FOR IMMEDIATE RELEASE
                  For more information,
                  contact:
                  MEDIA CONTACT:                INVESTOR CONTACT:
                  Mark Stutz                    Steve Smith
                  (303) 414-5529                (303) 414-5350
                  mark_stutz@icgcomm.com        investor_relations@icgcomm.com


       ICG COMMUNICATIONS, INC. REPORTS POSITIVE EBITDA FOR FOURTH QUARTER
                           AND YEAR END 1998 RESULTS:

                       $4.1 Million Fourth Quarter EBITDA
                        63,499 Fourth Quarter Lines Added

ENGLEWOOD, CO. (FEB. 23, 1999) - ICG Communications, Inc. (Nasdaq: ICGX) ("ICG") today announced, that for the three months ended December 31, 1998, total consolidated EBITDA was $4.1 million, compared to a deficit of $28.1 million reported in the corresponding period in 1997. ICG's consolidated EBITDA deficit for the twelve-month period ended December 31, 1998 was $40.8 million compared to a deficit of $121.2 million for 1997. (EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and non-recurring charges.)

Total revenue for the three months and twelve months ended December 31, 1998 was $121.6 million and $397.6 million, respectively, compared to $71.0 million and $245.0 million reported in 1997. For the current quarter, ICG's revenue increased 71 percent when compared to the fourth quarter of 1997.

"We are pleased to report that ICG achieved its goal of reaching the positive EBITDA milestone before year end," said J. Shelby Bryan, ICG's president and chief executive officer. "Our ability to focus on our core business, to better utilize our facilities-based infrastructure, and to control expenses enabled ICG to attain positive EBITDA. We are confident that ICG is positioned to produce sustainable EBITDA profitability throughout 1999 and beyond as we continue to build relationships with small and medium-sized businesses and Internet service providers."

                                             ICG press release, 2/23/99, page 2

At December 31, 1998, ICG had 354,482 local lines in service, an increase of 63,499 lines compared to September 30, 1998. During the fourth quarter ICG provisioned 58,146 local lines and added 5,353 local lines with the Texas-based ChoiceCom partnership rollup.

ICG's business strategy is to provide high-quality local, long distance and enhanced telephony and data services to small and medium-sized businesses in California, Colorado, Ohio, Texas, and parts of the southeastern United States. The company also provides high-speed network services to Internet service providers (ISPs) using its nationwide data network with 236 points of presence
(POPs).

REVENUE COMPONENTS:

ICG's Telecom services revenue grew 106 percent to $98.0 million for the three months ended December 31, 1998, compared to $47.7 million recorded during the corresponding period in 1997. Telecom services revenue increased $15.5 million sequentially, or 19 percent, compared to the prior quarter's revenue of $82.6 million.

Local services revenue for the three months ended December 31, 1998 was $60.5 million, an increase of $43.5 million, or 257 percent, compared to the same period in 1997. Local services revenue increased $16.4 million, or 37 percent, compared to $44.1 million recorded in the prior quarter. Long distance revenue for the current quarter was $5.2 million and decreased sequentially $1.5 million, primarily due to a revenue reclassification and resale line terminations. Special access service (dedicated transport) revenue was $20.6 million for the quarter ended December 31, 1998, an increase of 33 percent, or $5.1 million, over the same period last year. Switched terminating access (terminating long distance) revenue was $11.8 million for the three months ended December 31, 1998, compared to $15.3 million for the corresponding period in 1997. This decrease, as expected, was the result of the company's initiatives to raise prices.

                                             ICG press release, 2/23/99, page 3



                       TELECOM SERVICES REVENUE COMPONENTS
                                 ($ IN MILLIONS)
----------------------- ---------- -------- ---------- --------- -----------
THREE MONTHS ENDED       12/31/98  9/30/98    6/30/98   3/31/98  TOTAL 1998
----------------------- ---------- -------- ---------- --------- -----------
LOCAL SERVICES              $60.5     44.1       29.5      23.1       157.2

LONG DISTANCE                 5.2      6.7        5.8       5.1        22.7

SPECIAL ACCESS               20.6     20.2       17.5      16.1        74.4

SWITCHED TERMINATION         11.8     11.6       11.4      14.2        49.0
----------------------- ---------- -------- ---------- --------- -----------
TOTAL TELECOM REV.           98.0     82.6       64.2      58.5       303.3
======================= ========== ======== ========== ========= ===========


                       TELECOM SERVICES REVENUE COMPONENTS
                                 ($ IN MILLIONS)

----------------------- -------------
THREE MONTHS ENDED      Total 1997
----------------------- -------------
LOCAL SERVICES          21.3

LONG DISTANCE             --

SPECIAL ACCESS          55.4

SWITCHED TERMINATION    72.7
----------------------- -------------
TOTAL TELECOM REV.      149.4
======================= =============


ICG's Network services generated $13.1 million of revenue while the company's Satellite services business contributed revenue of $10.5 million for the quarter ended December 31, 1998.


IMPROVING CORE TELECOM OPERATING MARGINS:

Telecom services gross operating margins (revenue less operating costs) continued to improve throughout 1998. ICG's core telephone business generated $47.9 million of gross operating margins for the three months ended December 31, 1998. The improvement in gross operating margin was attributable to increases in higher margin revenue and better network utilization.


                    TELECOM SERVICES GROSS OPERATING MARGINS:
                                 ($ in millions)
---------------------- ----------- ----------- ---------- ---------- -----------
THREE MONTHS ENDED       12/31/98    9/30/98     6/30/98    3/31/98    12/31/97
---------------------- ----------- ----------- ---------- ---------- -----------
Revenue                    $98.0       82.6        64.2       58.5        47.7
Operating costs            (50.1)     (48.1)      (43.3)     (45.7)      (43.2)
                       ----------- ----------- ---------- ---------- -----------
   Gross margin             47.9       34.5        20.9       12.8         4.5
       % of revenue         49%        42%         33%        22%          9%
---------------------- ----------- ----------- ---------- ---------- -----------

TOTAL OPERATING COSTS AND SG&A:

Total operating costs for the quarter ended December 31, 1998 were $66.7 million, compared to $61.0 million recorded for the corresponding quarter last year. ICG's gross operating margin for the current quarter was $54.9 million, or 45 percent of total revenue compared to 14 percent for the fourth quarter of 1997.

                                             ICG press release, 2/23/99, page 4

Selling, general and administrative ("SG&A") expenses for the three months ended December 31, 1998 were $50.8 million, compared to $38.1 million recorded for the same three-month period in 1997. SG&A as a percentage of total revenue was under 42 percent for the fourth quarter of 1998, compared to 54 percent last year.


NET LOSSES:

Depreciation and amortization for the three and twelve months ended December 31, 1998 was $40.2 million and $101.5 million, respectively. Interest expense for the three and twelve months ended December 31, 1998 was $48.2 million and $170.1 million, respectively.

Net loss for the three and twelve months ended December 31, 1998, was $118.8 million and $418.0 million, respectively, compared to net losses of $111.1 million and $360.7 million recorded for the corresponding periods in 1997. Net loss from continuing operations for the three and twelve months ended December 31, 1998, was $99.2 million and $350.3 million, respectively, compared to net losses of $99.9 million and $321.3 recorded for the same periods in 1997. Loss per share for the quarter and year ended December 31, 1998 was $2.58 and $9.25, respectively. Loss per share from continuing operations for the quarter and year ended December 31, 1998 was $2.16 and $7.75, respectively.


RESOURCES AND CAPITAL EXPENDITURES:

ICG had $262.8 million in cash, cash equivalents and short-term investments at December 31, 1998. ICG recently announced the sale of its Netcom subsidiary's U.S. and international operational assets for approximately $245 million and $40 million, respectively. On February 17, 1999, the company closed the U.S. sale and anticipates closing the international transaction prior to the end of the first quarter of 1999.

The company's capital expenditures for the quarter ended December 31, 1998 were $108.9 million. Total capital expenditures for the twelve months ended
December 31, 1998 were $368.9 million.

                                             ICG press release, 2/23/99, page 5

OPERATIONS:

At December 31, 1998, ICG had 4,255 operational fiber route miles (with another 625 miles under construction), compared to 3,043 miles at December 31, 1997. The company increased its buildings connected 71 percent, reaching 5,397 buildings at the end of 1998, compared to 3,153 buildings on December 31, 1997.

ICG continued to add switching capacity to its network and had 44 switches at the end of the fourth quarter in 1998, of which 28 were voice switches and 16 were data switches. This compares to 34 switches (19 voice and 15 data) at the end of 1997.


ABOUT ICG COMMUNICATIONS:

ICG Communications, Inc. (NASDAQ: ICGX), headquartered in Englewood, Colorado, is a leading integrated communications provider (ICP) offering high-quality telecommunications services (local, long distance and enhanced telephony and data services) to small and medium-sized businesses in California, Colorado, Ohio, Texas, and parts of the southeastern United States. ICG also provides high-speed network services to Internet Service Providers (ISPs) using its nationwide data network. At December 31, 1998, ICG had 3,415 full time employees.

                                    ###

INFORMATION AND STATEMENTS CONTAINED IN THIS PRESS RELEASE CONTAIN, EXPRESSED OR IMPLIED, FORWARD-LOOKING DISCLOSURES THAT ARE BASED ON THE BELIEFS OF MANAGEMENT AS WELL AS ASSUMPTIONS MADE BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS AND INFORMATION INVOLVE RISKS AND UNCERTAINTY, INCLUDING, BUT NOT LIMITED TO, FUTURE DEMAND FOR THE COMPANY'S SERVICES, GENERAL ECONOMIC CONDITIONS, GOVERNMENT REGULATIONS, COMPETITION AND CUSTOMER STRATEGIES, CAPITAL DEPLOYMENT, THE IMPACT OF PRICING, AND OTHER RISKS AND UNCERTAINTIES. SHOULD ONE OR MORE OF THESE RISKS MATERIALIZE, OR SHOULD UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE DESCRIBED HEREIN AS ANTICIPATED, BELIEVED, ESTIMATED OR EXPECTED. THESE RISKS ARE DETAILED FROM TIME TO TIME IN VARIOUS REPORTS FILED BY ICG WITH THE SEC, INCLUDING: FORM 10-K FILED BY ICG FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997; FORMS 10-Q FILED FOR THE QUARTERS ENDED MARCH 31, 1998, JUNE 30, 1998 AND SEPTEMBER 30, 1998; AND FORM 10-K TO BE FILED FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1998.




Attachments:   Key Operating Statistics

               Consolidated Statements of Operations

               Consolidated Balance Sheet

                                             ICG press release, 2/23/99, page 6


[ICG LOGO]



KEY OPERATING STATISTICS

------------------------ ---------- ----------- ---------- ----------  ---------
                  AS OF,   DEC. 31,   SEPT 30,   JUNE 30,    MARCH 31,  DEC. 31,
TELECOM SERVICES             1998       1998       1998        1998       1997
------------------------ ---------- ----------- ---------- ----------  ---------
DIAL TONE LINES
 IN SERVICE                354,482     290,983    237,458     186,156   141,035
------------------------ ---------- ----------- ---------- ----------- ---------
FIBER ROUTE MILES

   Operational               4,255       3,995      3,812       3,194     3,043

   Under construction          625          --         --          --        --
------------------------ ---------- ----------- ---------- ----------- ---------
FIBER STRAND MILES

   Operational             134,152     127,756    124,642     118,074   111,435

   Under construction       15,284          --         --          --        --
------------------------ ---------- ----------- ---------- ----------- ---------
BUILDINGS CONNECTED

  On network                   777         684        665         637       626

  Hybrid                     4,620       4,217      3,733       3,294     2,527
                         ---------- ----------- ---------- ----------- ---------
     Total buildings
        connected            5,397       4,901      4,398       3,931     3,153
------------------------ ---------- ----------- ---------- ----------- ---------
SWITCHES

   Voice                        28          21         20          20        19

   Data                         16          15         15          15        15
                         ---------- ----------- ---------- ----------- ---------
     Total switches             44          36         35          35        34
------------------------ ---------- ----------- ---------- ----------- ---------
CO-LOCATIONS WITH ILECS         59          47         45          35        32
------------------------ ---------- ----------- ---------- ----------- ---------

SATELLITE SERVICES
------------------------ ---------- ----------- ---------- ----------- ---------
C-BAND INSTALLATIONS            76          69         66          59        57
------------------------ ---------- ----------- ---------- ----------- ---------
*  Based on three-month periods.

                                              ICG Press Release, 2/23/99, Page 7

(ICG LOGO)


    CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
   ($ in thousands except per share data)


                             THREE MONTHS ENDED,           TWELVE MONTHS ENDED,
                            -----------------------        --------------------
Revenue                     31-Dec-98  31-Dec-97  % Change 31-Dec-98  31-Dec-97
                           ---------- --------- ---------  --------- ----------
   Telecom services
       Local services        $ 60,457    16,957    256.5%  $ 157,094    21,252
       Long distance            5,160         -        NA     22,694         -
       Special access          20,606    15,500     32.9%     74,489    55,435
       Switched
         terminating access    11,825    15,264    (22.5%)    49,040    72,671
                            ---------- ---------           ---------- ---------
   Total Telecom services      98,048    47,721    105.5%    303,317   149,358
   Network services (FOTI)     13,111    15,619    (16.1%)    53,851    65,678
   Satellite services          10,469     7,680     36.3%     40,451    29,986
                            ---------- ---------           ---------- ---------
     TOTAL REVENUE            121,628    71,020     71.3%    397,619   245,022

Operating costs
   Telecom services           (50,147)  (43,203)    16.1%   (187,260) (147,338)
   Network services (FOTI)    (11,689)  (13,342)   (12.4%)   (47,321)  (53,911)
   Satellite services          (4,889)   (4,489)     8.9%    (20,108)  (16,678)
                            ---------- ---------           ---------- ----------
     Total operating costs    (66,725)  (61,034)     9.3%   (254,689) (217,927)

Selling, general and
  administrative              (50,766)  (38,071)    33.3%   (183,683) (148,254)
                            ---------- ---------           ---------- ----------
     EBITDA (before
       nonrecurring
       charges)                 4,137   (28,085)  (114.7%)   (40,753) (121,159)

Depreciation and
  amortization                (40,224)  (19,303)   108.4%   (101,545)  (56,501)
Net gain (loss)
  on disposal of
  long-lived assets            (4,371)      792   (651.9%)    (4,055)    (243)
Restructuring costs            (1,786)        -        NA     (2,339)       -
Provision for
  impairment of
 long-lived assets                  -    (9,261)  (100.0%)        -     (9,261)
                            ---------- ---------           ---------- ----------
     Operating loss           (42,244)  (55,857)   (24.4%)  (148,692) (187,164)

Interest expense              (48,153)  (35,230)    36.7%   (170,127) (117,520)
Interest income                 6,226     4,623     34.7%     28,414    21,907
Other, net                       (624)     (322)    93.8%     (4,652)     (358)
                            ---------- ---------           ---------- ----------
Loss before income
   taxes, minority
   interest and
   share of losses            (84,795)  (86,786)    (2.3%)  (295,057) (283,135)

Income tax expense                (45)        -        NA        (90)         -
Minority interest &
   preferred dividends
   on preferred securities
   of subsidiaries            (14,409)  (13,136)     9.7%    (55,183)  (38,117)
                            ---------- ---------           ---------- ----------
Loss from continuing
  operations                  (99,249)  (99,922)    (0.7%)  (350,330) (321,252)

Discontinued operations
   Loss from discontinued
     operations               (18,965)  (11,198)    69.4%    (65,938)  (39,483)
   Loss on disposal of
     discontinued
     operations                  (576)        -        NA     (1,777)         -
                            ---------- ---------           ---------- ---------
Net loss                    (118,790) (111,120)     6.9%   (418,045)  (360,735)
                            ========== =========           ========== =========

Net loss per share from
  continuing operations
  - basic and diluted           (2.16)    (2.29)    -5.7%      (7.75)    (7.56)
Net loss per share from
  discontinued operations
  - basic and diluted           (0.42)    (0.26)    61.5%      (1.50)    (0.93)
                            ---------- ---------           ---------- ---------
Net loss per share - basic
  and diluted                   (2.58)    (2.55)     1.2%      (9.25)    (8.49)
                            ========== =========           ========== =========

Weighted average number        46,010    43,553               45,194     42,508
   of shares outstanding



    CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
    ($ in thousands except per share data)

Revenue                     % Change
                            --------
   Telecom services
       Local services       639.2%
       Long distance            NA
       Special access        34.4%
       Switched
         terminating access (32.5%)

   Total Telecom services   103.1%
   Network services (FOTI)  (18.0%)
   Satellite services        34.9%

     TOTAL REVENUE           62.3%

Operating costs
   Telecom services          27.1%
   Network services (FOTI)  (12.2%)
   Satellite services        20.6%

     Total operating costs   16.9%

Selling, general and
  administrative             23.9%

     EBITDA (before
       nonrecurring
       charges)             (66.4%)

Depreciation and
  amortization               79.7%
Net gain (loss)
  on disposal of
  long-lived assets        1568.7%
Restructuring costs             NA
Provision for
  impairment of
 long-lived assets         (100.0%)

     Operating loss         (20.6%)

Interest expense             44.8%
Interest income              29.7%
Other, net                 1199.4%

Loss before income
   taxes, minority
   interest and
   share of losses            4.2%

Income tax expense              NA
Minority interest &
   preferred dividends
   on preferred securities
   of subsidiaries           44.8%

Loss from continuing
  operations                  9.1%

Discontinued operations
   Loss from discontinued
     operations              67.0%
   Loss on disposal of
     discontinued
     operations                 NA

Net loss                     15.9%


Net loss per share from
  continuing operations
  - basic and diluted         2.5%
Net loss per share from
  discontinued operations
  - basic and diluted        61.3%

Net loss per share - basic
  and diluted                 9.0%


Weighted average number
   of shares outstanding

                                              ICG Press Release, 2/23/99, Page 8



    CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
   ($ in thousands except per share data)


                                          THREE MONTHS ENDED,
                            ------------------------------------------------
                             31-Dec-98    30-Sep-98   30-Jun-98    31-Mar-98
                           ----------- ------------ ----------- ------------
Revenue
   Telecom services
       Local services         $ 60,457       44,068      29,507       23,062
       Long distance             5,160        6,675       5,761        5,098
       Special access           20,606       20,213      17,543       16,127
       Switched
         terminating access     11,825       11,611      11,404       14,200
                            ----------- ------------ ----------- ------------
   Total Telecom services       98,048       82,567      64,215       58,487
   Network services (FOTI)      13,111       14,550      14,759       11,431
   Satellite services           10,469        9,350      11,683        8,949
                            ----------- ------------ ----------- ------------
     TOTAL REVENUE             121,628      106,467      90,657       78,867

Operating costs
   Telecom services            (50,147)     (48,145)    (43,310)     (45,658)
   Network services (FOTI)     (11,689)     (12,177)    (12,590)     (10,865)
   Satellite services           (4,889)      (4,358)     (5,869)      (4,992)
                            ----------- ------------ ----------- ------------
     Total operating costs     (66,725)     (64,680)    (61,769)     (61,515)

Selling, general and
  administrative               (50,766)     (45,435)    (45,156)     (42,326)
                            ----------- ------------ ----------- ------------
     EBITDA                      4,137       (3,648)    (16,268)     (24,974)

Depreciation and
  amortization                 (40,224)     (24,883)    (22,835)     (13,603)
Net gain (loss) on disposal
  of long-lived assets          (4,371)         814           7         (505)
Restructuring costs             (1,786)           -        (553)           -
                            ----------- ------------ ----------- ------------
     Operating loss            (42,244)     (27,717)    (39,649)     (39,082)

Interest expense               (48,153)     (45,982)    (41,521)     (34,471)
Interest income                  6,226        8,196       8,490        5,502
Other, net                        (624)        (547)     (3,160)        (321)
                            ----------- ------------ ----------- ------------
Loss before income taxes,
  minority interest and
  share of losses              (84,795)     (66,050)    (75,840)     (68,372)

Income tax expense                 (45)         (45)          -            -
Minority interest &
   preferred dividends
   on preferred securities
   of subsidiaries             (14,409)     (13,987)    (13,595)     (13,192)
                            ----------- ------------ ----------- ------------

Loss from continuing
  operations                   (99,249)     (80,082)    (89,435)     (81,564)

Loss from discontinued
  operations                   (18,965)     (15,381)    (11,401)     (20,191)
Loss on disposal of
   discontinued
   operations                     (576)      (1,201)          -            -

                            =========== ============ =========== ============
Net loss                      (118,790)     (96,664)   (100,836)    (101,755)
                            =========== ============ =========== ============

Net loss per share
   from continuing
   operations - basic
   and diluted                   (2.16)       (1.76)      (1.99)       (1.84)
Net loss per share
   from discontinued
   operations - basic
   and diluted                   (0.42)       (0.36)      (0.26)       (0.46)
                            =========== ============ =========== ============
Net loss per share -
  basic and diluted              (2.58)       (2.12)      (2.25)       (2.30)
                            =========== ============ =========== ============

Weighted average number
   of shares outstanding        46,010       45,588      44,865       44,311


    CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
   ($ in thousands except per share data)



                              YTD 1998
                            -------------
Revenue
   Telecom services
       Local services       $157,094
       Long distance          22,694
       Special access         74,489
       Switched
         terminating access   49,040
                            ----------
   Total Telecom services    303,317
   Network services (FOTI)    53,851
   Satellite services         40,451
                            ----------
     TOTAL REVENUE           397,619

Operating costs
   Telecom services         (187,260)
   Network services (FOTI)   (47,321)
   Satellite services        (20,108)
                            ----------
     Total operating costs  (254,689)

Selling, general and
  administrative            (183,683)
                            ----------
     EBITDA                  (40,753)

Depreciation and
  amortization              (101,545)
Net gain (loss) on disposal
  of long-lived assets        (4,055)
Restructuring costs           (2,339)
                            ----------
     Operating loss         (148,692)

Interest expense            (170,127)
Interest income               28,414
Other, net                    (4,652)
                            ----------
Loss before income taxes,
  minority interest and
  share of losses           (295,057)

Income tax expense               (90)
Minority interest &
   preferred dividends
   on preferred securities
   of subsidiaries           (55,183)
                            ----------

Loss from continuing
  operations                (350,330)

Loss from discontinued
  operations                 (65,938)
Loss on disposal of
   discontinued
   operations                 (1,777)

                            ==========
Net loss                    (418,045)
                            ==========

Net loss per share
   from continuing
   operations - basic
   and diluted                 (7.75)
Net loss per share
   from discontinued
   operations - basic
   and diluted                 (1.50)
                            ==========
Net loss per share -
  basic and diluted            (9.25)
                            ==========

Weighted average number
   of shares outstanding      45,194

                                              ICG Press Release, 2/23/99, Page 9


(ICG LOGO)


   CONSOLIDATED BALANCE SHEETS (unaudited)
   ($ in thousands)


                                           DECEMBER 31,        DECEMBER 31,
ASSETS:                                       1998                1997
-------------                              ------------       --------------
   Cash, cash equivalents and
     short-term investments                  $ 262,831             230,850
   Receivables, net                            145,138              76,842
   Property and equipment, net                 930,901             631,454
   Other assets, net                           286,555             278,294
                                           ------------        ------------
             Total assets                   $1,625,425          $1,217,440
                                           ============        ============


LIABILITIES AND STOCKHOLDERS' DEFICIT:
---------------------------------------
   Accounts payable and accrued
     liabilities                              $ 99,490              89,324
   Debt                                      1,599,043             892,352
   Capital leases                               68,445              72,576
   Net current liabilities of
     discontinued operations                    23,272                   -

                                           ------------        ------------
             Total liabilities               1,790,250           1,054,252
                                           ------------        ------------

   Redeemable preferred securities
     of subsidiaries                           466,352             420,171

   Stockholders' deficit:
     Common stock                                  584                 749
     Additional paid-in capital                577,820             533,541
     Accumulated deficit                    (1,209,462)           (791,417)
     Accumulated other
       comprehensive (loss) income                (119)                144
                                           ------------        ------------
             Total stockholders' deficit      (631,177)           (256,983)

                                           ------------        ------------
             Total liabilities and
               stockholders' defici         $1,625,425          $1,217,440
                                           ============        ============

   Diluted shares
     (treasury stock method, in thousands)      56,183              43,119